UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 5, 2007


                                    MDI, INC.

             (Exact name of registrant as specified in its charter)


           Delaware                    0-9463                    75-2626358

(State or other jurisdiction         (Commission                (IRS Employer
       of incorporation)             File Number)            Identification No.)

            10226 San Pedro Avenue
              San Antonio, Texas                                    78216
    (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (210) 582-2664


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Section 5 - Corporate Governance and Management

     Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

     Mr. Matthew Behrend has been hired as the company's controller effective January 8, 2007 reporting to Mike Sweet. Mr. Behrend, a Certified Public Accountant, has an undergraduate degree in accounting and business administration from Texas Lutheran University and is a candidate for a Master of Business Administration degree from the University of Texas San Antonio. His work history includes positions with Arthur Anderson, LLP, Ernst & Young, LLP and Weinstein Spira & Company from the Summer of 1999 to the Summer of 2004. Most recently he has served as an Internal Reporting Specialist for Valero Energy Corporation from the Summer of 2004.

     On January 5, 2007, Jim Kitchens announced his retirement as Vice President and CFO of the company effective as of January 5, 2007. Mr. Kitchens will be available as needed and as requested by the company through March 31, 2007.

     Mike Sweet, Senior Vice President and Chief Operating Officer, will continue to have responsibility over the financial and accounting functions of the company and will assume the role of CFO.

     Messrs. Kitchens, Behrend and Sweet will work through a smooth transition of MDI's financial organization, including completion of the year-end audit, the filing of MDI's December 31, 2006 Form 10-K and the required Sarbanes-Oxley officer compliance certificates.

     The information contained in this Current Report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Dated: January 8, 2007                MDI, Inc.



                                      By: /s/ Richard A. Larsen
                                          ---------------------
                                          Richard A. Larsen
                                          Senior Vice President, General Counsel
                                          and Secretary


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